                                                                    EXHIBIT 10.3

                                                     February 16, 2005

KBL Healthcare Acquisition Corp. II
645 Madison Avenue, 14th Floor
New York, New York 10022

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

                  Re:      Initial Public Offering

Gentlemen:

     The undersigned stockholder, officer and director of KBL Healthcare
Acquisition Corp. II (``Company''), in consideration of EarlyBirdCapital, Inc.
(``EBC'') entering into a letter of intent (``Letter of Intent'') to underwrite an initial public offering of the securities of the Company (''IPO'') and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

     1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

     2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (``Effective Date'') of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares (``Claim'') and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust

KBL Healthcare Acquisition Corp. II
EarlyBirdCapital, Inc.
February 16, 2005

Fund for any reason whatsoever.

     3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

     4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

     5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, KBL Healthcare Ventures (``Related Party''), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

     6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

     7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

     8. The undersigned agrees to be the Chief Financial Officer and a member of the Board of Directors of the Company until the earlier of the consummation

KBL Healthcare Acquisition Corp. II
EarlyBirdCapital, Inc.
February 16, 2005

by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as
Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

  (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

  (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

  (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

     9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chief Financial Officer and a member of the Board of Directors of the
Company.

     10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about the undersigned's background and finances
(``Information''). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

     11. As used herein, (i) a ``Business Combination'' shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business in the healthcare, or healthcare related, industry; (ii) ``Insiders'' shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii)
``Insider Shares'' shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) ``IPO

KBL Healthcare Acquisition Corp. II
EarlyBirdCapital, Inc.
February 16, 2005

Shares'' shall mean the shares of Common Stock issued in the Company's IPO.

                                                     Michael Kaswan
                                                     --------------
                                                     Print Name of Insider

                                                     /s/ Michael Kaswan
                                                     ------------------

EXHIBIT A

     Michael Kaswan has served as our chief operating officer and a member of our board of directors since our inception. From July 1997 to November 1998, Mr.
Kaswan served as a senior associate of KBL Healthcare, Inc. Mr. Kaswan has been an employee of KBL Healthcare Management Inc. since November 1998, and is currently a managing director. He has also been affiliated with all of the KBL
Funds since November 1998. In June 1999, Mr. Kaswan co-founded Lumenos. Mr.
Kaswan has been a member of the board of directors of Reman Medical
Technologies, Inc., a private company that is developing implantable biomedical sensors and communications systems, since September 2004 and of Scandius
Biomedical, Inc., a privately held medical device company that designs, manufactures, and markets products with orthopedic sports medicine applications since, December 2003. Mr. Kaswan received a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.